Resource Credit Income Fund (the “Fund”)

Supplement No. 4 dated August 14, 2020 to the

Prospectus dated January 15, 2020, as supplemented on April 17, 2020, April 24, 2020 and June 22, 2020

(the “Prospectus”)

Supplement No. 4 dated August 14, 2020 to the

Statement of Additional Information dated January 15, 2020,

as supplemented on April 24, 2020, June 1, 2020 and June 22, 2020

(the “Statement of Additional Information”)

The following is added to the Prospectus and Statement of Additional Information of the Fund as the final paragraph in the section entitled “Proposed Change in Adviser and Board of Trustees” which was added by Supplement No. 3 dated June 22, 2020 to the Prospectus and SAI:

In order to accommodate an orderly closing of the Transaction with the Fund’s transfer agent, the Fund will suspend all subscriptions for September 15, 16, 17 and 18, 2020. The Fund will resume subscriptions on Monday, September 21, 2020, subject to the current limitations and conditions described in this Prospectus.

Please note that all defined terms used but not otherwise defined in this Supplement have the meanings given to them in the Prospectus and Statement of Additional Information.

This Supplement and the Fund’s Prospectus and Statement of Additional Information provide relevant information for all shareholders and should be retained for future reference. The Fund’s Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. The Prospectus and Statement of Additional Information can be obtained without charge by calling toll-free (855) 747-9559.